Exhibit 99.2 1ST QUARTER 2026 Biomea Fusion Corporate Presentation

LEGAL DISCLAIMER & FORWARD-LOOKING STATEMENTS Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future business and financial performance of Biomea Fusion, Inc. (the “Company”) and involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any projections of financial information or profitability, the initiation, timing and results of pending or future preclinical studies and clinical trials, the actual or potential actions of the Food and Drug Administration (FDA), the status and timing of ongoing research, development and corporate partnering activities, any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for future operations and any statements of expectation or belief regarding future events, potential markets or market size, or technology developments. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled Risk Factors in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the SEC), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, the Company assumes no obligation and does not intend to update these forward- looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Transformative Oral Therapies for Metabolic Disease ICOVAMENIB BMF-650 Biomea Fusion Potentially first-in-class Next-generation, (NASDAQ:BMEA) is a diabetes and investigational selective investigational oral GLP- obesity medicines company developing oral small menin inhibitor 1 receptor agonist molecules with the potential to restore beta cell • SMALL MOLECULE • SMALL MOLECULE function and reduce body weight while providing • ORAL • ORAL convenient, patient-friendly treatment options. • TARGET: DIABETES • TARGET: OBESITY 3

Biomea Pipeline Biomea Fusion retains full worldwide rights across all its programs STUDY NAME INDICATION PRE-CLINICAL PHASE I PHASE II PHASE III NEXT MILESTONE 52-week follow-up data (study completed) COVALENT-111 Type 2 Diabetes ICOVAMENIB presented Oct/Dec 2025 Commencement of Phase IIb Type 2 Diabetes (study initiated) COVALENT-211 ICOVAMENIB (First patient enrollment Insulin-Deficient Patients planned 1Q 2026) Commencement of Phase II Type 2 Diabetes (study initiated) ICOVAMENIB (First patient enrollment Patients not controlled on COVALENT-212 GLP-1-based therapies planned 1Q 2026) Phase I weight reduction data (study enrolling) GLP-131 Obesity BMF-650 expected 2Q 2026 4

ICOVAMENIB Potential First -in-Class Oral Menin Inhibitor Target: DIABETES

Current Type 2 Diabetes Therapies do not Address the Root Cause of Diabetes - All are Targeting the Symptoms of Hyperglycemia • Existing Type 2 Diabetes therapies primarily address downstream metabolic symptoms • Icovamenib is a first-in- class menin inhibitor, targeting a previously unaddressed pathway 6

Current Type 2 Diabetes Therapies Require Chronic Treatment and Typically Do not Maintain Long-term Glucose Control Impact of tirzepatide on HbA1c: Sustained Reduction Mean Time to Loss of Glucose Control (HbA1c>7%) During Treatment, Rebound After Discontinuation Nathan, et al. N Engl J Med 2022;387:1063-107 Kubota M, et al. Cureus. 2023 Oct 4;15(10) Despite over 60 approved therapies in the US for Type 2 Diabetes, 50% of people with diabetes remain poorly controlled, highlighting the urgent need for novel, durable therapies to improve long -term outcomes 7

Progressive Decline in Beta-Cell Mass and Function is the Root Cause of Diabetes Adapted from Lebovitz H. Diabetes Rev. 1999;7:139-153. 8

ICOVAMENIB Addressing Diabetes at the Root Cause Level Icovamenib is a potentially first -in-class investigational oral therapy designed to be taken for 12 weeks to restore the body’s natural insulin production by regenerating beta cells - offering the potential for durable, disease-modifying benefits for diabetes patients. GENERALLY FAVORABLE ONCE-DAILY ORAL THERAPY NON-CHRONIC SAFETY-PROFILE OBSERVED TO DATE 9

ICOVAMENIB High Unmet Need in Patients with Diabetes 15-25% approx. 20m 60+ 80m $20b Type 2 Diabetes All approved Addressable Type 2 Diabetes Estimated U.S./EU patients are Type 2 Diabetes U.S./EU target US/EU diagnosed revenue potential 1 severely insulin- therapies are patients patients deficient. This (based on 10% chronic agents, penetration, at 10k p.a.) group has the none address the highest failure rate root cause of the TARGET POPULATION FOR among all diabetes disease ICOVAMENIB 2 subgroups 1.Zohu Lancet 2024; 404: 2077-93 (adjusted by company to account for Severe Insulin-deficient patients and those failing a GLP-1 based therapy) 10 2.Fendo 2022 doi: 10.3389/fendo.2022.927661 https://doi.org/10.1371/journal.pone.0304036

Menin is Naturally Inhibited During Pregnancy & Breastfeeding Allowing for Beta Cell Regeneration & Reduced Diabetes Risk

biomea FUSION

Menin inhibition with icovamenib may phenocopy the marked reduction in Type 2 Diabetes incidence observed during pregnancy and after breastfeeding

- 2007 Stanford study found menin regulates islet growth during pregnancy [1]
- Elevated prolactin (during pregnancy and breastfeeding) lowers menin, promoting beta cell growth [1]
- Nursing mice show higher beta cell mass than mice separated from their offspring immediately postpartum [2]
- In humans, lactation lowers the lifetime maternal T2D risk by up to 50% [3-5]
- Reduced Type 2 Diabetes risk persists for up to 30 years postpartum [5]

1. Karnik SK et al._2007_Science_Menin controls growth of pancreatic beta-cells in pregnant mice and promotes gestational diabetes mellitus.
2. Hens JR et al. Protective Effects Of Lactation On Maternal Metabolism. J Endocrine Soc, Volume 7, Issue Supplement_1, Abstract citation ID: bvad114.737, Diabetes And Glucose Metabolism, THU302, October–November 2023.
3. Kim SY_2018_KJFM_Breastfeeding can reduce the risk of developing diabetes.
4. Pinho-Gomes A-C et al._2021_Diabetes Obes Metab_Association of lactation with maternal risk of type 2 diabetes - A systematic review and meta-analysis of observational studies.
5. Gunderson EP et al._2018_JAMA Int Med_Lactation duration and progression to diabetes in women across the childbearing years - The 30-year CARDIA study

Science AAAS

Menin Controls Growth of Pancreatic β-Cells in Pregnant Mice and Promotes Gestational Diabetes Mellitus

Satyajit K. Karnik,[1] Hainan Chen,[1*] Graeme W. McLean,[1*] Jeremy J. Heit,[1*] Xueying Gu,[1] Andrew Y. Zhang,[1] Magali Fontaine,[2] Michael H. Yen,[1,3] Seung K. Kim[1,3]†

Karnik SK, et al. Science. 2007;318:806-809



Prolactin
Menin
Beta Cells
Insulin
Maintenance of normal glucose

11

ICOVAMENIB

Mechanism of Action of Icovamenib – a Selective and Partial Menin Inhibitor

DUAL EFFECT

BETA CELL QUANTITY & FUNCTION

- ↑ Increased beta cell mass and function
- ↑ Increased insulin synthesis and secretion

GLP-1 RECEPTOR EXPRESSION

- ↑ Increased GLP-1 receptor expression and GLP-1 release; enhanced incretin effect
- ↑ Enhanced weight loss with preservation of lean muscle mass in preclinical studies combining icovamenib with a GLP-1RA

DIFFERENTIATING FEATURES

- ORAL
- NON -CHRONIC
- GENERALLY WELL TOLERATED
- COMPLIMENTARY TO OTHER AGENTS USED

12

ICOVAMENIB 52-Week Results COVALENT-111 Phase II Study Icovamenib in Type 2 Diabetes – All Comers Reported in 4Q 2025

ICOVAMENIB

biomea FUSION

Mechanism of Action of Icovamenib – a Selective and Partial Menin Inhibitor

DUAL EFFECT

BETA CELL QUANTITY & FUNCTION

- ↑ Increased beta cell mass and function
- ↑ Increased insulin synthesis and secretion

GLP-1 RECEPTOR EXPRESSION

- ↑ Increased GLP-1 receptor expression and GLP-1 release; enhanced incretin effect
- ↑ Enhanced weight loss with preservation of lean muscle mass in preclinical studies combining icovamenib with a GLP-1RA

DIFFERENTIATING FEATURES

- ORAL
- NON -CHRONIC
- GENERALLY WELL TOLERATED
- COMPLIMENTARY TO OTHER AGENTS USED

14

ICOVAMENIB | COVALENT -111 COVALENT-111 Trial Design Phase 2a Randomized, Double-Blind, Placebo-controlled Study in Participants with T2D, All Comers Eligibility Criteria • Adults (18-65 years) with T2D (<7 years) • HbA1c 7.0-10.5% icovamenib N=216 Planned • BMI 25-40 kg/m2 Participants x12 wks 100 mg (QD) • Treated with up to 3 antidiabetic agents 3:1 (excluding insulin and SFUs) • N=72 participants per arm (3:1 ratio, Icovamenib: PBO) BID: twice daily BMI: Body Mass Index HbA1c: glycated hemoglobin PBO: Placebo QD: daily SFUs: sulfonylureas T2D: Type 2 Diabetes 15

ICOVAMENIB | COVALENT -111

biomea FUSION

COVALENT-111 Statistical Analysis Plan

Read Out of Insulin-Deficient & Insulin Resistant Subgroups at Weeks 26 and 52



Arm A, B, and C primary analysis:
Change in HbA1c

Prespecified subgroup analysis to include assessment of HbA1c change within each T2D subgroup:

- Severe Insulin Deficient Diabetes
- Mild Age-Related Diabetes
- Mild Obesity Diabetes
- Severe Insulin Resistant Diabetes

Subgroup analysis based on algorithm established per Ahlqvist et al.

(Lancet Diabetes Endocrinol. 2018;6:361-369)

16

ICOVAMENIB | COVALENT -111 Baseline Demographics & Characteristics Per Protocol Population* on 1 or More Antihyperglycemic Agents at Baseline (N=163) Arm C Arm A Arm B Combined Arms Combined Arms icovamenib Parameter icovamenib icovamenib icovamenib placebo (8 wks 100 mg QD then 4 (8 wks 100mg QD) (12 wks 100 mg QD) Mean (SD) or % wks of 100 mg BID) (N=114) (N=49) (N=45) (N=36) (N=33) Age (yr) 55 (7) 56 (6) 51 (10) 54 (8) 55 (7) Duration of T2D Diagnosis (yr) 4.3 (1.8) 4.7 (1.8) 4.2 (2.2) 4.4 (1.9) 4.3 (2.0) Sex (% Female) (31) (56) (36) (40) (43) HbA1c % (SD) 8.3 (1.1) 8.3 (1.0) 8.0 (0.8) 8.2 (1.0) 8.3 (1.0) Fasting C-peptide (ng/mL) 3.4 (1.2) 3.8 (1.5) 3.7 (1.8) 3.6 (1.5) 3.5 (1.4) 2 BMI (kg/m ) 30.9 (4.7) 32.7 (4.5) 32.4 (4.9) 31.9 (4.7) 32.6 (4.2) 2 BMI <30 kg/m (%) (49) (22) (30) (35) (27) 2 BMI ≥30 kg/m (%) (51) (75) (70) (64) (73) DEMOGRAPHICS AND BASELINE CHARACTERISTICS WERE WELL MATCHED BETWEEN ICOVAMENIB - AND PLACEBO-TREATED PARTICIPANTS *Per the COVALENT-111 Protocol the population analyzed includes only subjects who received ≥80% of their planned dosing. A clini cal hold interrupted the dosing. Patients were also excluded if they had significant protocol deviation. 17

ICOVAMENIB | COVALENT -111 Antihyperglycemic Agents at Baseline Per Protocol Population on 1 or More Antihyperglycemic Agents at Baseline (N=163) Arm C Arm A Arm B Combined Arms Combined Arms icovamenib icovamenib icovamenib Parameter (8 wks 100 mg QD then icovamenib placebo (8 wks 100mg QD) (12 wks 100 mg QD) 4 wks of 100mg BID) (N=114) (N=49) (N=45) (N=36) (N=33) Number of T2D Medications, n (%) 1 39 (87) 23 (64) 23 (70) 85 (75) 41 (84) 2 4 (9) 11 (31) 7 (21) 22 (19) 6 (12) 3 2 (4) 2 (6) 3 (9) 7 (6) 2 (4) Metformin Monotherapy, n (%) 36 (80) 18 (50) 22 (67) 76 (67) 38 (78) SGLT2i, n (%) 6 (13) 12 (33) 8 (24) 26 (23) 7 (14) DPP4i, n (%) 3 (7) 4 (11) 3 (9) 10(9) 2 (4) GLP-1 based medicines, n (%) 3 (7) 3 (8) 5 (15) 11 (10) 4 (8) MOST PARTICIPANTS WERE TREATED WITH METFORMIN MONOTHERAPY, WITH APPROXIMATELY 20% TREATED WITH SGLT2I, 10% WITH DPP4I, AND 10% WITH GLP -1 BASED MEDICINES 18

ICOVAMENIB | COVALENT -111 T2D Subtype at Baseline Per Protocol Population on 1 or More Antihyperglycemic Agents at Baseline (N=163) Arm C Arm A Arm B Combined Arms Combined Arms icovamenib icovamenib icovamenib Parameter icovamenib placebo (8 wks 100 mg QD then 4 wks (8 wks 100mg QD) (12 wks 100 mg QD) of 100 mg BID) (N=114) (N=49) (N=45) (N=36) (N=33) SIDD, n (%) 11 (24) 6 (17) 4 (12) 21 (18) 12 (24) MARD, n (%) 11 (24) 6 (17) 5 (15) 22 (19) 8 (16) MOD, n (%) 21 (47) 22 (61) 22 (67) 65 (57) 24 (49) SIRD, n (%) 2 (4) 2 (6) 2 (6) 6 (5) 5 (10) SIDD = Severe Insulin-Deficient Diabetes MARD = Mild Age-Related Diabetes MOD = Mild Obesity-Related Diabetes SIRD = Severe Insulin-Resistant Diabetes 19

ICOVAMENIB | COVALENT -111 Change in HbA1c from Baseline through Week 52 – All Subtypes Across treatment durations (Arm A = 8 weeks 100 mg, Arm B = 12 weeks 100 mg, Arm C = 8 weeks 100 mg 4 weeks at 200 mg) per protocol participants taking one or more antihyperglycemic medications at baseline TREATMENT OFF-TREATMENT -0.5% threshold for clinical significance CMS Clinical Endpoints Review (2024) All presented data utilized a while-on-treatment estimand with mixed model repeated measures (MMRM) analysis and was censored for use of rescue medication, defined as any modification in anti-diabetic therapy. 20

ICOVAMENIB | COVALENT -111 12 Weeks of Dosing (Arms B & C) Delivered Lasting Benefit Through 52 Weeks for Severe Insulin-Deficient Diabetes Patients - 9 Months After Last Dose INITIAL TARGET POPULATION FOR TREATMENT OFF-TREATMENT ICOVAMENIB -0.5% threshold for clinical significance CMS Clinical Endpoints Review (2024) Arm B: 12 weeks of dosing 100 mg QD; Arm C: 8 weeks of 100 mg QD + 4 PRIMARY TARGET weeks of 100 BID POPULATION FOR ICOVAMENIB Arm A was excluded from this analysis because it included only 8 weeks of dosing which the company is not planning to pursue. 21

ICOVAMENIB | COVALENT -111 Icovamenib increased Insulin Secretion as Measured by C-peptide Index All severe insulin-deficient participants (All Arms A, B, C) 1.5 TREATMENT OFF-TREATMENT 1.4 29% 1.3 Icovamenib (N=21) 1.2 1.1 Placebo (N=12) 1.0 2% 0.9 0.8 PRIMARY TARGET POPULATION FOR 0.7 ICOVAMENIB 0 12 52 Weeks 22 Fold Change in C-peptide index

ICOVAMENIB | COVALENT -111 Higher HbA1c Reduction was Associated with Higher Icovamenib Exposure Week 52, All Dosing Arms (N=114), HbA1c Reduction vs. Icovamenib Exposure (Mean AUC) • Dosing timing relative to food can impact icovamenib’s pharmacokinetics (PK) • In a ‘Food Effect Study’ icovamenib achieved optimal PK exposure when administered within 30 minutes after a meal • These findings inform the dosing strategy for Phase II studies 23

ICOVAMENIB

biomea FUSION

Mechanism of Action of Icovamenib – a Selective and Partial Menin Inhibitor

DUAL EFFECT

BETA CELL QUANTITY & FUNCTION

- ↑ Increased beta cell mass and function
- ↑ Increased insulin synthesis and secretion

GLP-1 RECEPTOR EXPRESSION

- ↑ Increased GLP-1 receptor expression and GLP-1 release; enhanced incretin effect
- ↑ Enhanced weight loss with preservation of lean muscle mass in preclinical studies combining icovamenib with a GLP-1RA

DIFFERENTIATING FEATURES

- ORAL
- NON -CHRONIC
- GENERALLY WELL TOLERATED
- COMPLIMENTARY TO OTHER AGENTS USED

24

ICOVAMENIB | COVALENT -111 Post-hoc Analysis: Patients on a GLP-1 Based Therapy at Enrollment (n=11, All Obese Patients) Showed Durable & Clinically Meaningful Response 9 Months After Last Dose Treatment Off-Treatment INITIAL TARGET POPULATION FOR ICOVAMENIB -0.5% threshold for clinical significance CMS Clinical Endpoints Review (2024) 25

ICOVAMENIB | COVALENT -111

Short Treatment with Icovamenib Delivered HbA1c Reductions Comparable to Chronic Injectable & Oral Standards of Care

Comparing icovamenib to currently approved type 2 diabetes agents with chronic dosing

THERAPY	DOSING REGIMEN	ADMINISTRATION ROUTE	OBSERVATION PERIOD	MEAN HbA1c REDUCTION (PLACEBO ADJ. %)
Ozempic (GLP-1 Agonist)	**Chronic dosing**	Injectable	Week 30	-1.2 (0.5mg) -1.4 (1mg)
Mounjaro (GLP-1/GIP Agonist)	**Chronic dosing**	Injectable	Week 40	-1.8 (5mg) -1.7 (15mg)
Jardiance (SGLT2 Inhibitor)	**Chronic dosing**	Oral	Week 24	-0.7 (10mg) -0.9 (25mg)
Januvia (DPP4 Inhibitor)	**Chronic dosing**	Oral	Week 24	-0.8 (100mg)
Icovamenib (menin inhibitor)	12 weeks	Oral	Week 52	-1.5% to -1.8% (100 mg)

Ozempic FDA Label; Mounjaro FDA Label; Jardiance FDA Label; Januvia FDA Label

Disclaimer: The data presented above are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable.

26

ICOVAMENIB | COVALENT -111 Overview of Treatment Emergent Adverse Events (TEAEs) Through 52 Weeks (Safety Population, N=267) Arm A Arm B Arm C Combined Arms Combined Arms placebo Parameter icovamenib icovamenib icovamenib icovamenib (N=66) (N=67) (N=67) (N=67) (N=201) Patients with ≥1 TEAE, N (%) 19 (28) 22 (33) 14 (21) 55 (27) 18 (27) Treatment-Related SAEs, N (%) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) SAEs*, N (%) 1 (1) 0 (0) 1 (1) 2 (1) 1 (1) Treatment Discontinuation due to TEAE, N (%) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Study Discontinuation due to TEAE, N (%) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Deaths, N (%) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Data are n (%) TEAE = Treatment Emergent Adverse event. SAE = Serious Adverse Event. *Arm A had an SAE of atrial fibrillation, unrelated to study treatment and occurred during the treatment period. *Arm C had an SAE of COVID-19. Unrelated to study treatment and occurred during the treatment period. *Placebo Arm had an SAE of nephrolithiasis. Unrelated to study treatment and occurred during the treatment period. 27

ICOVAMENIB | COVALENT -111

Treatment Emergent Adverse Events (TEAEs) Occurring in ≥5% in Any Study Arm and TEAEs Reported for ALT and/or AST Elevations

(Safety Population, N=267)

Parameter	Arm A icovamenib (N=67)	Arm B icovamenib (N=67)	Arm C icovamenib (N=67)	Combined Arms icovamenib (N=201)	Combined Arms placebo (N=66)
Diarrhea, N (%)	4 (6)	2 (3)	1 (1)	7 (4)	0
Nausea, N (%)	2 (3)	3 (4)	2 (3)	7 (4)	1 (2)
Hyperglycemia, N (%)	2 (3)	5 (7)	1 (1)	8 (4)	3 (5)
Headache, N (%)	0	4 (6)	1 (1)	5 (3)	2 (3)
ALT increase, N (%)	3 (4)	0	2 (3)	5 (3)	0
AST increase, N (%)	3 (4)	0	1 (1)	4 (2)	0
Resolution of ALT/AST w/o interruption in study treatment, %	100	100	100	100	N/A

Data are n (%) of TEAE with ≥5% frequency in any arm. ALT (alanine aminotransferase) or AST (aspartate aminotransferase) irrespective of incidence %.

Diarrhea: In the icovamenib arms, all 7 events were Grade 1.
Nausea: In the icovamenib arms, 6 of 7 events were Grade 1, and 1 event was Grade 2. In the placebo arm, the 1 event was Grade 1.
Hyperglycemia: In the icovamenib arms, 2 of 8 events were Grade 1, and 6 events was Grade 2. In the placebo arm, all 3 events were Grade 2.
Headache: In the icovamenib arms, 4 of the 5 events were Grade 1, and 1 event was Grade 2. In the placebo arm, 1 of the 2 events was Grade 1, and 1 event was Grade 2.
ALT increase: In the icovamenib arms, 4 of the 5 events were Grade 1 and 1 event was Grade 2.
AST increase: In the icovamenib arms, all 4 events were Grade 1.

28

ICOVAMENIB

biomea FUSION

Key Findings Through Week 52 After Only a Short Treatment Course

Menin Inhibition Potentially Leads to Increased Clinical Benefit

Higher exposure aligned with deeper HbA1c reductions. Data supports also potential for exposure improvements

Durable Clinical Activity in Insulin Deficient T2D

1.2% mean HbA1c reduction (p=0.01) maintained through Week 52 after only 12 weeks of dosing

Durable Clinical Activity in T2D Not Controlled on GLP-1-based Therapies

1.3% mean HbA1c reduction (p=0.05) maintained through Week 52 after only 12 weeks of dosing

Favorable Safety

Generally well tolerated, no treatment-related serious adverse events

NEXT STEPS:

- COVALENT-211 PHASE IIB IN SEVERE INSULIN DEFICIENT T2D, FIRST PATIENT PLANNED FOR ENROLLMENT IN 1Q 2026.
- COVALENT-212 PHASE II T2D PATIENTS NOT CONTROLLED ON GLP-1 BASED THERAPIES. FIRST PATIENT PLANNED FOR ENROLLMENT IN 1Q 2026.

29

ICOVAMENIB | COVALENT -211

biomea FUSION

A Phase II Trial of Icovamenib in Insulin Deficient Participants with Type 2 Diabetes Who Are Not Achieving Glycemic Targets

N=60 2:1 randomization

Objectives	Endpoints	Inclusion Criteria
To demonstrate that icovamenib 100 mg once daily for 12 weeks is superior to placebo for glycemic control at Week 26 and Week 52	• Mean change in HbA1c from baseline at Week 26 and 52 • Mean change in fasting plasma glucose (FPG) from baseline at Week 26 • Safety	• Adult participants with Type 2 Diabetes who were treated with 1-3 antidiabetic medications • HbA1c 7.5%-10.5% • BMI ≤ 32 kg/m2 • Background therapy maintained unless rescue required


Week 26:
Primary endpoint
Week 52:
Secondary endpoint
SCREENING: 28 DAYS
TREATMENT: 12 WEEKS
FOLLOW-UP: 26 WEEKS
FOLLOW-UP: 52 WEEKS
ARM A
(n=40)
Icovamenib 100 mg QD
ARM B
(n=20)
Placebo 100 mg QD
Stable Background Therapy

30

ICOVAMENIB | COVALENT -212 A Phase II Trial of Icovamenib in Participants with Type 2 Diabetes Who Are Not Achieving Glycemic Targets While Using GLP-1-Based Therapy N=60 2:1 randomization Objectives Inclusion Criteria Endpoints • Adult participants with T2D who are not achieving • Mean change in HbA1c from baseline at To demonstrate that icovamenib glycemic targets despite GLP-1-based therapy Week 26 and 52 100 mg once daily for 12 weeks • HbA1c ≥7.5% and ≤9.5% • Mean change in fasting plasma glucose is superior to placebo for (FPG) from baseline at Week 26 • BMI 25 to 40 kg/m2 glycemic control at Week 26 and • Safety Week 52 • Background therapy maintained unless rescue required 31

ICOVAMENIB Preclinical Study Results Icovamenib in Combination with GLP-1 Based Therapies

ICOVAMENIB | PRECLINICAL Icovamenib Downregulated Menin Protein Levels and Proliferated Beta Cells In Preclinical Human Islet Experiments Post Icovamenib Treatment Post Icovamenib Treatment Menin Levels are Downregulated Beta Cells Proliferate 33

ICOVAMENIB WITH GLP-1RA

Icovamenib Enhanced GLP-1 Receptor & Insulin Expression

Cadaver derived human islets




Day 1
(8 mM glucose)
Day 8
DMSO
Icovamenib, 100 nM
Icovamenib, 300 nM

Gene expression & Protein analysis

Post Icovamenib Treatment
Increased Gene Expression GLP-1 Receptor and Insulin

GLP-1 Receptor

Insulin


Fold Change 2^-ΔΔCt ± SD
2.5
2.0
1.5
1.0
0.5
0nM
100nM
300nM
Icovamenib
1.75
1.50
1.25
1.00
0.75
Donor 22
Donor 23
Donor 24
Donor 25
Donor 26
Donor 27
Donor 28
Donor 30

Post Icovamenib Treatment
Increased Protein Levels of GLP-1 Receptor and Insulin

GLP-1 Receptor


% protein (relative to untreated)
300
250
200
150
100
50
0
0
100
300
Icovamenib (nM)

Insulin


Insulin (ng/DNA)
0.5
0.4
0.3
0.2
0.1
0.0
DMSO
Icovamenib 100nM
Icovamenib 300nM
Donor 1
Donor 2

34

ICOVAMENIB WITH GLP-1RA Combination Treatment of Icovamenib & Low-dose Semaglutide Reduced Food Intake & Body Weight APPETITE SUPPRESSION BODY WEIGHT REDUCTION OBSERVED SUPERIOR APPETITE SUPPRESSION WITH ABOUT 10% GREATER BODY WEIGHT REDUCTION THAN LOW-DOSE SEMAGLUTIDE ALONE THE OBSERVED BODY WEIGHT LOSS WAS PRIMARILY DUE TO FAT MASS REDUCTION WITH COMPLETE PRESERVATION OF LEAN MASS 35

ICOVAMENIB WITH GLP-1RA Combination of Icovamenib & Low Dose Semaglutide Selectively Promoted Fat Loss with Complete Lean Mass Preservation in ZDF Rats BODY WEIGHT FAT MASS LEAN MASS 36

BMF-650 Next-Generation Oral GLP -1 Receptor Agonist Preclinical Results & Clinical Overview Target: OBESITY

BMF-650

Designed to Deliver Strong Efficacy with Improved Oral Tolerability

A Next-Generation Oral GLP-1 Receptor Agonist

Improved PK Profile

Greater oral exposure with lower variability observed in preclinical studies

Generally Favorable Safety Profile

Better tolerability associated with higher plasma protein binding in preclinical models

Patient Friendly Design

Oral delivery with the potential for simplified dose escalation

Differentiated properties exhibited by BMF-650

"Why is a greater therapeutic window important?"

- Only 3 of 10 patients remain on GLP-1 therapy at one year due to tolerability, GI effects and complexity of use.[1]
- A therapy with a greater therapeutic window can allow effective dosing with improved tolerability.
- An oral agent with improved tolerability could potentially expand the long-term use.

38

1.Khan, et al. JAMA 2024 doi:10.1001/jama.2024.22284.

BMF-650 | PRECLINICAL

biomea FUSION

Pharmacokinetics of BMF-650 Showed Very Good Preclinical Bioavailability with Low Inter-Individual Variability

CYNOMOLGUS MONKEY PO PK



BMF-650 0.36 mg/kg PO
orforglipron 0.36 mg/kg PO
Conc [ng/mL]
1000
100
10
1
0
10
20
30
time [h]

BMF-650 showed 2 - to 3 -fold greater oral bioavailability in comparison to orforglipron

Compound	cyno PO	$T_{1/2}$ (h)	%F
BMF-650	0.36 mg/kg	3.66	54.0
orforglipron	0.36 mg/kg	3.70	29.4

SPRAGUE-DAWLEY RAT PO PK



BMF-650 5 mg/kg PO
orforglipron 5 mg/kg PO
Conc [ng/mL]
1000
100
10
1
0
10
20
30
time [h]

BMF-650 showed 2 - to 3 -fold greater oral bioavailability in comparison to orforglipron

Compound	rat PO	$T_{1/2}$ (h)	%F
BMF-650	5 mg/kg	5.14	32.6
orforglipron	5 mg/kg	7.44	11.2

CYNOMOLGUS MONKEY PK DAY 6 BMF -650



3 mkg
6 mkg
conc [ng/mL]
10000
1000
100
10
1
0
10
20
30
time [h]

Dose Proportionate Exposure

Compound	cyno PO	Day	AUC**
BMF-650	3 mg/kg	6*	9,353
BMF-650	6 mg/kg	6#	19,918

* d6 of 6 days of daily PO dosing; d6# after 6 additional days of PO dosing at indicated dose level. ** hr*ng/mL

PO =per oral

SPRAGUE-DAWLEY RAT PK DAYS 1, 7 BMF -650



70 mpk d1
70 mpk d7
conc [ng/mL]
100000
10000
1000
100
10
1
0
10
20
30
time [h]

Continuous Exposure after multiple days

Compound	rat PO	day	AUC*
BMF-650	70 mg/kg	1	269,100
BMF-650	70 mg/kg	7	289,370

39

BMF-650 | PRECLINICAL Preclinical Weight-Loss Study in Obese Cynomolgus Monkeys STUDY OVERVIEW STUDY DESIGN PRE-STUDY: • 14-day acclimation; 3 groups (n=5) STUDY: 28 DAYS 14 DAYS • QD dosing via oral gavage for 28 days • BMF-650: 10 or 30 mg/kg, or vehicle GROUP 1 (n=5) VEHICLE ASSESSMENTS GROUP 2 (n=5) BMF-650, 10 mg/kg • Food provided as breakfast, fruit snack, and GROUP 3 (n=5) BMF-650, 30 mg/kg dinner; intake tracked • Body weight & physicals recorded daily • Lab values measured on days -5, 13, 20, 29 • Study captured daily food intake & weight change 40

BMF BMF- -650 | PRECLINICAL 650 | PRECLINICAL Oral BMF-650 Weight Loss Study in Obese Cynomolgus Monkeys Weight loss in cross-study comparison with CT-996 (Roche/Carmot), while not head-to-head appeared favorable  BMF-650 BODY WEIGHT CHANGE CT-996 BODY WEIGHT CHANGE Literature data; Carmot Therapeutics (now part of the Roche group), ADA 2024. Disclaimer: No head-to-head studies of BMF-650 and CT-996 have been conducted. Comparing results from different preclinical studies may be unreliable due to differences in study designs, study endpoints, and other parameters. 41

BMF-650 | PRECLINICAL Oral BMF-650 Demonstrated Strong Dose Dependent Body Weight Reduction in Obese Cynomolgus Monkeys BODY WEIGHT CHANGE (individual obese monkey) Mean reduction in BW (Day 29) Vehicle -3.4% BMF-650 10 mg/kg-12.3% BMF-650 30 mg/kg-15.2% 42

BMF-650 | PRECLINICAL Oral BMF-650 Generally Well Tolerated in 28 Day Preclinical Animal Study Low rate of emesis events, mostly in one animal, that decreased rapidly over time SAFETY SUMMARY • BMF-650 generally well tolerated with no elevations WEEK EMESIS of AST or ALT  (Events per 70 weekly dosing occurrences) • With 420 dosing occurrences (280 active/140 1 16%* placebo) there were only a total of 18 (6.4%) events 2 4.2% of emesis in the active group 3 4.2% • Most events occurred early, with a marked decline after the first week 4 1.4% • Study was run without a titration scheme, once daily *One monkey (#3) accounted for 8 of the 18 total events dosing over 28 days 43

BMF-650 | GLP-131 A Randomized, Double-blind, Placebo-controlled, FIH Study of an Oral Non-peptide GLP-1 Receptor Agonist Part 1 is a single ascending dose (SAD) study and Part 2 is a multiple ascending dose (MAD) study. Single Ascending Dose (SAD) Multiple Ascending Dose (MAD) Safety and tolerability, PK, and food effect Safety and tolerability, and efficacy (weight-loss) Objectives Healthy overweight or obese patients Healthy overweight or obese patients Eligibility (BMI 25.0–40.0 kg/m²) (BMI 30.0–45.0 kg/m²) N=40 N=40 Design x 5 cohorts 4 cohorts x COHORT 7 DAYS → 7 DAYS → 7 DAYS → 21 DAYS 200 mg (fasted) 4 50 mg → 100 mg → 200 mg → 400 mg 100 mg (fasted) 100 mg (fed) 3 50 mg (fasted) 25 mg → 75 mg → 150 mg → 300 mg 2 25 mg (fasted) 25 mg (fed) 25 mg → 50 mg → 100 mg → 200 mg Body weight vs. Baseline recorded at Day 1 10 mg (fasted) BMF-650 active drug 10 mg → 25 mg → 50 mg → 100 mg 28 and Day 42 placebo 44

BMF-650 Allowance for Intellectual Property of BMF-650 Received BMF-650 Intellectual Property: Our US and PCT applications for BMF-650 are published and proceeding through examination We received allowance in mid December 2025 for our US patent application covering BMF-650 Additional details, including the list of allowed claims, are available through the U.S. Patent and Trademark Office (USPTO). 45

BMF-650 | GLP-131

Oral BMF-650 Preclinically Demonstrated a Strong Profile with Consistent Exposure & Weight Loss Effect

Phase I study currently enrolling

- Similar to the broader orforglipron chemotype
- Superior oral bioavailability observed vs. orforglipron (across species)
- Intrinsic potency
- Robust appetite suppression and weight reduction in primate models
- Projected clinical dose aligned with other leading oral GLP-1 agents
- Generally well tolerated with no safety concerns identified to date

CLINICAL STUDY

- Phase I study in obese, otherwise healthy volunteers is currently enrolling
- 28-day weight reduction data anticipated in 2Q 2026

46

Advancing Multi Program Clinical Pipeline Through 2026

biomea FUSION

ICOVAMENIB

COVALENT-121

Food Effect Study

+ Optimize Dosing Criteria
+ Started September 2025
+ Completed in December 2025

ICOVAMENIB

COVALENT-211

Phase IIb Insulin Deficient T2D Patients

+ Evaluate icovamenib in Insulin Deficient T2D Patients
+ First Patient Enrollment Panned in 1Q 2026

ICOVAMENIB WITH GLP-1RA

COVALENT-212

Phase II T2D Patients not controlled on GLP -1 based therapies

+ Evaluate icovamenib added to GLP-1 based Therapies in T2D
+ First Patient Enrollment Panned in 1Q 2026

BMF-650

GLP-131

Phase I Obesity Study

+ Evaluate Safety of BMF-650 and 28-Day Weight Reduction in Obese Patients
+ Study Enrollment Completion Expected 2Q 2026

47

Timeline Overview of Key Program Activities


COV-111 T2D All Comers
52-Week Topline Data
COV-121 Food Effect
Study Results
COV-212 Phase II First Patient Enrollment Planned
(Diabetes Not Controlled on GLP -1 Based Therapies)
COV-211 Phase IIb First Patient Enrollment
Planned (Insulin-Deficient Diabetes)
ICOVAMENIB
3Q 2025
4Q 2025
1H 2026
BMF-650
Initiate GLP-131
Phase I Study
GLP-131 Phase I
28-Day Weight Loss
Study Results Expected

COVALENT-111	Icovamenib Phase II in T2D Patients All Comers, Topline 52-Week Data Presented October 2025
COVALENT-121	Icovamenib Food Effect Study Completed December 2025
COVALENT-211	Icovamenib Phase II in Insulin-Deficient T2D Patients
COVALENT-212	Icovamenib Phase II (GLP-1 combo) in T2D Patients not Controlled on GLP-1 Based Therapies
GLP-131	BMF-650 Phase I in Obese otherwise Healthy Volunteers

48

Key Opinion Leader Highlight Icovamenib's Potential to Redefine Diabetes Care

"Icovamenib's recent data has shown an impressive restoration of beta cell function as demonstrated by significant elevations in C-peptide even after the treatment period ended.

This data validates the mechanism of action of this menin inhibitor as a disease modifying agent and helps address the poor adherence and persistence commonly seen in type 2 diabetes."



Steve Edelman, M.D.

ENDOCRINOLOGIST, PROFESSOR OF MEDICINE UCSD / VA SAN DIEGO

"The icovamenib data looks exciting. The data presented today help to confirm icovamenib's mechanism of action. We have not previously seen data like this with any antihyperglycemic agent.

As more trials are conducted, I believe that inhibition of menin may lead to benefits across all subtypes of diabetes. I applaud Biomea for developing a potential new treatment option that may be disease modifying for patients with diabetes."



Ralph DeFronzo, M.D.

ENDOCRINOLOGIST, PROFESSOR OF MEDICINE UTHSCSA

"Great foray into precision medicine. We need to be addressing patients in a much more individualized manner. By addressing insulin-deficient diabetes patients with icovamenib, we have seen post treatment that the beta cell pool is being restored and producing a higher level of insulin, as measured by C-peptide.

This indicates a fundamental and potentially lasting impact on the disease and validates the mechanism of action of menin inhibition."



Melanie Davies, M.D.

DIABETOLOGIST, PROFESSOR OF DIABETES MEDICINE AT THE UNIVERSITY OF LEICESTER

49

Key Opinion Leader Highlight Icovamenib's Potential to Redefine Diabetes Care

"We do not have an agent today that addresses one of the root cause of diabetes - beta cell dysfunction - icovamenib would be the first.

Patients are achieving lasting benefits without continuous chronic dosing, suggesting that icovamenib may be disease modifying. I am very impressed."



Alice Cheng, M.D.

ENDOCRINOLOGIST, ASSOCIATE PROFESSOR OF MEDICINE UNIVERSITY OF TORONTO

"The icovamenib data are quite interesting because of the continued effects despite having stopped it.

Usually, one would expect to see the HbA1c levels climb towards baseline when the medication is stopped, but with icovamenib, the HbA1c levels decreased, which is quite intriguing and unprecedented."



Julio Rosenstock, M.D.

DIRECTOR VELOCITY CLINICAL RESEARCH AT MEDICAL CITY DALLAS AND CLINICAL PROFESSOR OF MEDICINE, UNIV. OF TEXAS SOUTHWESTERN MEDICAL CENTER

"Icovamenib is a very interesting molecule that acts quite differently than anything I have seen before. We are observing glucose controlled and beta cell-specific proliferation and an increase in stimulated C-peptide secretion leading to patient benefits that continued after the icovamenib dosage ended.

I am very excited to further explore the many opportunities that the covalent inhibition of menin will provide to patients."



Rohit Kulkarni, M.D., Ph.D.

PROFESSOR OF MEDICINE AT HARVARD MEDICAL SCHOOL

50

THANK YOU For questions or inquiries, please reach out to Meichiel Weiss at ir@biomeafusion.com www.biomeafusion.com